October 26, 2012

THE DREYFUS/LAUREL FUNDS TRUST

- DREYFUS GLOBAL EQUITY INCOME FUND

Supplement to Summary and Statutory Prospectus

dated March 1, 2012

The following information supersedes and replaces the information contained in the section of the fund’s Prospectus entitled “Fund Summary -  Portfolio Management”:

The fund’s investment adviser is The Dreyfus Corporation and the fund’s sub-investment adviser is Newton Capital Management Limited (Newton), an affiliate of The Dreyfus Corporation.  James Harries and Nick Clay are the fund's primary portfolio managers, positions they have held since the fund’s inception and October 2012, respectively.  Mr. Harries, the fund’s lead portfolio manager, is a director of investment management at Newton.  Mr. Clay is an investment manager and a member of the global investment team at Newton.

The following information supersedes and replaces the portfolio manager information continued in the fourth paragraph in the section of the prospectus entitled “Fund Details -  Management”:

James Harries and Nick Clay are the fund’s primary portfolio managers, positions they have held since the fund’s inception and October 2012, respectively.  Mr. Harries, the fund’s lead portfolio manager, is a director of investment management at Newton.  Mr. Harries first joined Newton in 1995, left in 2004, and rejoined Newton in 2005.  Mr. Clay is an investment manager and a member of the global investment team at Newton, which he joined in 2000.